UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2015
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WASTE CONNECTIONS, INC.
(Exact Name of Registrant as Specified in Its Charter)

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Delaware	1-31507	94-328364
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation or Organization)		Identification No.)

3 Waterway Square Place, Suite 110
The Woodlands, Texas 77380
(Address of Principal Executive Offices)

(832) 442-2200

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers

On May 5, 2015, in additional proxy materials Waste Connections, Inc. (the “Company”) filed with the Securities and Exchange Commission in connection with its 2015 Annual Meeting of Stockholders, the Compensation Committee of the Company’s Board of Directors (the “Committee”) agreed to consider certain proposed changes to the Company’s compensation program, including (1) negotiating an amendment to the Company’s employment agreement with Ronald J. Mittelstaedt, the Company’s Chief Executive Officer, regarding the change in control provisions in the Company’s equity incentive award agreements with Mr. Mittelstaedt and (2) implementing a clawback policy.

On December 17, 2015, Mr. Mittelstaedt and the Company entered into an amendment (the “Amendment”) to the Separation Benefits Plan and Employment Agreement, effective February 13, 2012, between Mr. Mittelstaedt and the Company. The Amendment overrides the single trigger change in control provisions in the Company’s equity incentive award agreements with Mr. Mittelstaedt so that unvested equity awards held by him are treated with the same double-trigger change in control provisions as the rest of his compensation in the event of a change in control of the Company followed by a termination of Mr. Mittelstaedt’s employment without cause or upon his disability or death, or a termination of his employment by Mr. Mittelstaedt for good reason. The foregoing description of the Amendment is a summary. The full text of the Amendment is filed as Exhibit 10.1 hereto and incorporated herein by reference.

ITEM 8.01.	Other Events.

On November 30, 2015, based on the Committee’s recommendation, the Company’s Board of Directors approved and adopted the Waste Connections, Inc. Compensation Recoupment Policy (the “Clawback Policy”). The Clawback Policy provides that if an accounting restatement occurs the Board shall seek to require the forfeiture or repayment of incentive compensation paid to an executive officer during the three completed fiscal years preceding the date of the restatement that is in excess of the amount that would have been awarded to, vested and/or paid to the executive under the restatement if (i) the executive officer engaged in fraud or intentional misconduct that materially contributed to the need for the restatement or (ii) a clawback is otherwise required by the applicable rules and regulations of the Securities and Exchange Commission or the Company’s stock exchange. The foregoing description of the Clawback Policy is a summary. The full text of the Clawback Policy is filed as Exhibit 99.1 hereto and incorporated herein by reference.

ITEM 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

10.1 Amendment to Separation Benefits Plan and Employment Agreement between Registrant and Ronald J. Mittelstaedt

99.1 Waste Connections, Inc. Compensation Recoupment Policy

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 18, 2015

WASTE CONNECTIONS, INC.

By: /s/ Worthing F. Jackman

Worthing F. Jackman

Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	DESCRIPTION

10.1	Amendment to Separation Benefits Plan and Employment Agreement between Registrant and Ronald J. Mittelstaedt

99.1	Waste Connections, Inc. Compensation Recoupment Policy